ACST- SUP-3

Summary Prospectus, Statutory Prospectus and Statement of Additional Information Supplement dated June 28, 2018

The purpose of this mailing is to provide you with changes to the current Summary and Statutory Prospectuses and Statements of Additional Information for Class A, C, R, R5, R6, Y and Investor Class shares, as applicable, of the Funds listed below:

Invesco Equally-Weighted S&P 500 Fund

Invesco Low Volatility Equity Yield Fund

Invesco S&P 500 Index Fund

Effective on or about June 28, 2018, Donna Wilson will no longer serve as a Portfolio Manager to Invesco Equally-Weighted S&P 500 Fund, Invesco Low Volatility Equity Yield Fund and Invesco S&P 500 Index Fund. Therefore, all references to Ms. Wilson in the summary and statutory prospectuses and Statements of Additional Information are hereby removed as of that date.

ACST- SUP-3